UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — October 5, 2021

Plains All American Pipeline, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14569	76-0582150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

713-646-4100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	PAA	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

    On October 5, 2021, Plains All American Pipeline, L.P. ("PAA" or the "Registrant") filed a Current Report on Form 8-K (the "Original Filing") to report that on October 5, 2021, pursuant to the terms of an Agreement and Plan of Merger dated as of July 12, 2021 between subsidiaries of PAA and Oryx Midstream Holdings LLC (together with certain affiliates, "Oryx"), PAA and Oryx completed the merger, in a cashless transaction, of their respective Permian Basin assets, operations and commercial activities into a newly formed strategic joint venture, Plains Oryx Permian Basin LLC (the "Joint Venture"). The Joint Venture is owned 65% by PAA and 35% by Oryx; PAA will serve as operator of the Joint Venture.

This Current Report on Form 8-K/A (this "Amendment") amends and supplements the Original Filing to provide the financial statements of Oryx and the pro forma financial information of PAA required by Items 9.01(a) and 9.01(b) of Form 8-K. No other modifications to the Original Filing are being made by this Amendment.

Item 9.01. Financial Statements and Exhibits.
    (a) Financial Statements of Business or Funds Acquired.

The audited consolidated financial statements of Oryx as of and for the year ended December 31, 2020 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Oryx as of and for the six months ended June 30, 2021 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited Pro Forma Condensed Combined Financial Statements of PAA for the year ended December 31, 2020 and as of and for the six months ended June 30, 2021 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

    (d) Exhibits.

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP.
99.1	Audited financial statements of Oryx Midstream Holdings LLC as of and for the year ended December 31, 2020, including notes thereto.
99.2	Unaudited financial statements of Oryx Midstream Holdings LLC as of and for the six months ended June 30, 2021, including notes thereto.
99.3
Unaudited pro forma condensed combined financial statements of Plains All American Pipeline, L.P. as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020, including notes thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

	By:	PAA GP LLC, its general partner

	By:	Plains AAP, L.P., its sole member

	By:	Plains All American GP LLC, its general partner

Date: December 14, 2021	By:	/s/ Chris Herbold
		Name:	Chris Herbold
		Title:	Senior Vice President, Finance and Chief Accounting Officer

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